BRITISH COLUMBIA | BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

CAROL PREST

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: September 7, 2021 09:32 AM Pacific Time

Incorporation Number: **BC0831488**

Recognition Date and Time: Incorporated on July 30, 2008 12:47 PM Pacific Time

NOTICE OF ARTICLES

Name of Company:

ALPINE SUMMIT ENERGY PARTNERS, INC.

REGISTERED OFFICE INFORMATION

Mailing Address:
2080 - 777 HORNBY STREET
VANCOUVER BC V6Z 1S4
CANADA

Delivery Address:
2080 - 777 HORNBY STREET
VANCOUVER BC V6Z 1S4
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
2080 - 777 HORNBY STREET
VANCOUVER BC V6Z 1S4
CANADA

Delivery Address:
2080 - 777 HORNBY STREET
VANCOUVER BC V6Z 1S4
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Perry, Craig

Mailing Address:
3322 WEST END AVENUE, SUITE 450
NASHVILLE TN 37203
UNITED STATES

Delivery Address:
3322 WEST END AVENUE, SUITE 450
NASHVILLE TN 37203
UNITED STATES

Last Name, First Name, Middle Name:
Collins, Atwood Porter

Mailing Address:
3322 WEST END AVENUE, SUITE 450
NASHVILLE TN 37203
UNITED STATES

Delivery Address:
3322 WEST END AVENUE, SUITE 450
NASHVILLE TN 37203
UNITED STATES

Last Name, First Name, Middle Name:
Tangen, Darren

Mailing Address:
3322 WEST END AVENUE, SUITE 450
NASHVILLE TN 37203
UNITED STATES

Delivery Address:
3322 WEST END AVENUE, SUITE 450
NASHVILLE TN 37203
UNITED STATES

Last Name, First Name, Middle Name:
Clark, Agenia

Mailing Address:
3322 WEST END AVENUE, SUITE 450
NASHVILLE TN 37203
UNITED STATES

Delivery Address:
3322 WEST END AVENUE, SUITE 450
NASHVILLE TN 37203
UNITED STATES

Last Name, First Name, Middle Name:
Schaefer, Stephen

Mailing Address:
3322 WEST END AVENUE, SUITE 450
NASHVILLE TN 37203
UNITED STATES

Delivery Address:
3322 WEST END AVENUE, SUITE 450
NASHVILLE TN 37203
UNITED STATES

RESOLUTION DATES:

Date(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class or a series of shares:

May 25, 2021

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Class A Subordinate Voting Shares	Without Par Value With Special Rights or Restrictions attached
2.	No Maximum	Class B Multiple Voting Shares	Without Par Value With Special Rights or Restrictions attached
3.	No Maximum	Class C Proportionate Voting Shares	Without Par Value With Special Rights or Restrictions attached